Exhibit 99.3

October 5, 2014 Kieran Gallahue Chairman and CEO

This is an internal communication intended for all CareFusion employees.

Please do not forward or discuss this message outside of the company.

Today’s announcement

I wanted to be the first to let you know about an announcement we just made outlining BD’s intent to acquire CareFusion. This news is bittersweet because I’m proud of the company we’ve created and the path we’ve been on, but I recognize – as does our Board of Directors – that combining with BD is our best opportunity to reach our aspirations, grow the business globally and touch more patients’ lives.

I know this comes as a surprise to you, as it is clearly a different path than we had been on as we strengthened and simplified the company over the past three years. However, the combined opportunities are clear and compelling, and I’d like to tell you more about what today’s announcement means.

At CareFusion, we have always focused first and foremost on our customers and the patients they serve. We have held a consistent belief that scale matters as we work to lead in our areas of expertise, particularly medication management, infection prevention, procedural effectiveness and in products for anesthesiology and respiratory care. In five years, we made good progress reinvesting in a strong R&D pipeline, acquiring eight companies, organizing around the way our customers purchase, and growing our top and bottom line.

Today’s announcement will accelerate our plans to create greater scale in ways we would not have been able to achieve as quickly on our own. As part of BD, we see new growth opportunities for our products in global markets, new value we can create for our customers and new opportunities for our employees as part of what will become one of the largest, global leaders in med tech.

As you’ll learn, BD manufactures and sells a broad range of medical supplies, devices, laboratory equipment and diagnostic products. BD’s innovative solutions are focused on improving drug delivery, enhancing the diagnosis of infectious diseases and cancers, supporting the management of diabetes and advancing cellular research. BD, headquartered in New Jersey, is a truly global company with nearly 30,000 employees in 50 countries. They have annual revenues of more than $8 billion, of which 60 percent come from outside of the U.S., including 25 percent from emerging markets.

Just as we’ve strived to improve the safety and lower the cost of healthcare for generations to come, BD’s team is focused on advancing the quality, accessibility, safety and affordability of healthcare around the world. In fact, I think you’ll find the vision we set for CareFusion and the values we live by are completely consistent with BD and its management team. Today’s announcement brings us significantly closer to achieving our aspiration of touching the life of every patient worldwide.

Because we ourselves have grown through acquisition, this type of combination is not new for many of you, so you know that the definitive agreement is the first step in this process. We expect it will take until mid-calendar year 2015 to finalize the acquisition, pending customary closing conditions, including regulatory and CareFusion stockholder approval. In the meantime, it’s business as usual. There are a lot of details that have yet to be worked out, so teams from both companies will soon begin working together on integration plans, as permitted by law, to ensure the combined company is best positioned for success.

You likely have a lot of questions, and while we don’t yet know all of the answers, we’ve created a number of resources where you can learn more about BD’s acquisition of CareFusion. Please take a few minutes to visit our Engage site, where you’ll find a preliminary Q&A and tools to share this news with customers. Also, mark your calendars to join me for an all-employee Town Hall meeting:

Tuesday, October 7

8:30 – 9 a.m. Pacific Time

Later in the week, you’ll also have an opportunity to hear from Vince Forlenza, chairman, CEO and president of BD, who will join me in Vernon Hills and San Diego for Town Hall meetings. We’ll send meeting invites and log-in details tomorrow.

As I think back, I’m grateful for the time we recently took to celebrate our accomplishments over the past five years and lay a foundation for future growth. I believe today’s announcement validates just how far we’ve come on our journey together and represents a tremendous opportunity to create a true industry leader. I’m proud of what you all have achieved in five short years and look forward to seeing the positive impact you will make on patients around the world.

CareFusion Confidential – FOR INTERNAL USE ONLY

And now a note from our lawyers…

Forward Looking Statements

This communication contains certain estimates and other forward-looking statements (as defined under Federal securities laws). Forward looking statements generally are accompanied by words such as “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding the estimated or anticipated future results of BD, and of the combined company following BD’s proposed acquisition of CareFusion, the anticipated benefits of the proposed combination, including estimated synergies, the expected timing of completion of the transaction and other statements that are not historical facts. These statements are based on the current expectations of BD and CareFusion management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding BD and CareFusion’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the ability of the parties to successfully close the proposed acquisition, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction; risks relating to the integration of CareFusion’s operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe; the outcome of any legal proceedings related to the proposed merger; access to available financing for the refinancing of BD’s or CareFusion’s debt on a timely basis and reasonable terms; the ability to market and sell CareFusion’s products in new markets, including the ability to obtain necessary regulatory product registrations and clearances; the loss of key senior management or other associates; the anticipated demand for BD’s and CareFusion’s products, including the risk of future reductions in government healthcare funding, changes in reimbursement rates or changes in healthcare practices that could result in lower utilization rates or pricing pressures; the impact of competition in the medical device industry; the risks of fluctuations in interest or foreign currency exchange rates; product liability claims; difficulties inherent in product development, including the timing or outcome of product development efforts, the ability to obtain regulatory approvals and clearances and the timing and market success of product launches; risks relating to fluctuations in the cost and availability of raw materials and other sourced products and the ability to maintain favorable supplier arrangements and relationships; successful compliance with governmental regulations applicable to BD, CareFusion and the combined company; changes in regional, national or foreign economic conditions; uncertainties of litigation, as well as other factors discussed in BD’s and CareFusion’s respective filings with the Securities Exchange Commission. BD and CareFusion do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

Important Information for Investors

In connection with the proposed transaction, BD will file with the SEC a registration statement on Form S–4 that will constitute a prospectus of BD and include a proxy statement of CareFusion. BD and CareFusion also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by BD and CareFusion with the SEC at the SEC’s website at www.sec.gov. In addition, you will be able to obtain free copies of these documents by phone, e–mail or written request by contacting the investor relations department of BD or CareFusion at the following: Monique N. Dolecki, Investor Relations – 201-847-5378 Monique_Dolecki@bd.com or Jim Mazzola, Investor Relations – 858-617-1203 Jim.Mazzola@CareFusion.com.

Participants in the Solicitation

BD and CareFusion and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about BD’s directors and executive officers is available in BD’s proxy statement dated December 19, 2013 for its 2014 Annual Meeting of Shareholders and in subsequent SEC filings. Information about CareFusion’s directors and executive officers is available in CareFusion’s proxy statement dated September 25, 2014, for its 2014 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from BD or CareFusion as indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.